Exhibit 99.2
XXII FIRST QUARTER EARNINGS PRESENTATION MAY 9, 2023

CAUTIONARY NOTE ON FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements concerning our business operations, and financial performance and conditions, as well as our plans, objectives, and expectations for our business operations and financial performance and conditions that are subject to risks and uncertainties. All statements other than those of historical fact are forward-looking statements. These types of statements typically contain words such as “aim,” “anticipate,” “assume,” “believe,” “could,” “due,” “estimate,” “expect,” “goal,” “intend,” “may,” “objective,” “plan,” “potential,” “positioned,” “predict,” “should,” “target,” “will,” “would” and other similar expressions that are predictions of or indicate future events and future trends. Forward-looking statements are based on current expectations, estimates, forecasts, and projections about our business, the industry in which we operate, and our management’s beliefs and assumptions. 2 These statements are not guarantees of future performance or development and involve known and unknown risks, uncertainties, and other factors that are in some cases beyond our control. All forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those estimated. The contents of this presentation should be considered in conjunction with the risk factors, warnings, and cautionary statements contained in the Company’s annual, quarterly, and other reports filed with the U.S. Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events, or otherwise, except as required by law.

22ND CENTURY GROUP

2023: INITIAL REVENUE GUIDANCE $105 - $110 MILLION

Revenue and Margin Expected to Scale Through Year, Driving Business Units to Cash Positive in 2024

Revenue, net *(in millions)*



Tobacco
Hemp/Cannabis
+69% to +77% YoY
$105 - $110M
$62.4M
$21.9
$40.5
$30.9M
$30.9
2021
2022
2023F

- 4Q 2022 & 1Q 2023 Tobacco volumes reflects transition away from lower margin filtered cigar business to reallocate capacity to higher margin store brand CMO and VLN® business ahead of volume ramp
- Hemp/cannabis revenues grew on record ingredient volumes and increased contract manufacturing activity even after the November 2022 Grass Valley fire

VLN® executing aggressive 2023 multi-state commercial launch program

- Exceptional product demand drives market share accumulation
- Readying to add thousands of new retail locations in CA, TX & FL
- More than 100 chains in the funnel, scheduling launches rest of 2023

GVB dominating ingredient, manufacturing and distribution roles

- Continued record ingredient volume drives market leading position
- $140 million in exclusive CDMO+D agreements with two major brands
- Bringing on new distillate production facilities in Prineville, OR

New 2023 revenue guidance confirms growth outlook

- Expecting $105 - $110 million in sales, +69% to +77% YoY
- Improving margin and operating performance
- Clear path to cash positive in business units in 2024

3

2023 REVENUE RAMP DRIVES 2024 CASH POSITIVE GOAL 4 Both VLN® and Hemp/Cannabis Business Lines Benefit from Improved Operating Performance Drivers 1. Grandview Research; https://www.grandviewresearch.com/industry-analysis/us-tobacco-market#:~:text=The%20U.S.%20tobacco%20market%20size%20was%20estimated%20at%20USD%2075.9,USD%2078.3%20billion%20in%202022. 2. Foundation for a Smoke Free World; https://www.smokefreeworld.org/wp-content/uploads/2021/12/Global%20Trends%20in%20Nicotine%20Report%20December%202021.pdf Commercializing FDA MRTP Label for VLN® Reduced Nicotine Content Products  Confirmed demand from both consumer and retail channels, updated marketing programs to support  Secured #1, #2 national scale distributors, #3, #4 and regional in discussions  Launching thousands of stores across largest U.S. state markets supported by updated marketing campaign; massive funnel of 100+ retailers in discussion or scheduling launches throughout rest of 2023  Commercial rollout in up to 18 U.S. States in 2023 represents 600+ million cartons of addressable market  Shifting mix toward higher margin store brand CMO and VLN® volumes will increase operating profit  Cash positive operations for tobacco business by second half 2024, including corporate overhead Rapidly Scaling GVB Cannabinoid Ingredient, API and CDMO Market Leadership  Accelerating across 3 distinct growth drivers and profit centers  Record ingredient volumes as dominant share leader in North America  Increased demand and new agreements drive CDMO volume growth  Multiple new exclusive fully verticalized sales and distribution agreements with major brands  In-house growing, extraction and new distillation facilities will increase operating profit  Cash positive operations for hemp/cannabis business by first half of 2024, including corporate overhead

FDA Authorized VLN® Cannabinoid Ingredients, APIs and CDMO Corporate/Financial

12 MONTHS OF VLN®: FROM FIRST SALES TO MAJOR MULTI-STATE LAUNCH One year ago, VLN® was less than 30 days into the pilot, announcing its first sales April 13, 2022 Exceptional early sales and consumer interest exceeded all industry expectations New tobacco team has upgraded VLN’s launch plans since December 2022 to best take advantage of consumer and retail interest Now moving into full commercialization as a mainstream disruptor with clear path to cash positive in 2H 2024 VLN allows consumers to literally stare smoke in the face and say, “I don’t need you.” 6

NEW VLN® LAUNCH IN TOP CA, TX AND FL MARKETS

2023 VLN® Expansion Now Underway, Retail Chains Booking Launches Throughout the Year

8 States Announced; Targeting VLN® Sales in up to 18 States by End of 2023

Example VLN® Distribution: MRTP States + Adjacent States

Announced Launch State | Prospective Expansion State



Source: CDC; Current Cigarette Use Among Adults (Behavior Risk Factor Surveillance System) 2019; World Population Review Cigarette Prices by State; Internal Documents

Rapidly Accelerating Commercial Rollout

- Secured **#1, #2 national scale c-store distributors;** In process with #3, #4, regionals
- Readying to launch with **major c-store chain** in **CA, TX, FL**; #2 C-store chain on board in IL, CO
- Adding **new national and regional c-store chains** in key states
- Scaling initial 500 stores in 2 states **with 4,000+ stores in 3 new states**
- **More than 100 chains in pipeline** interested in VLN®, plus additional distribution

18 Targeted Markets, 56% of Total U.S. Cigarette Sales

State	% of Adult Smokers	Pack Volume	Retail Sales	
AZ	15%	160M	$1.4B	Announced
CA	10%	514M	$4.9B	
CO*	14%	130M	$1.0B	
FL	15%	513M	$3.9B	
IL	15%	253M	$2.6B	
NM*	16%	48M	$0.4B	
TX	15%	736M	$5.6B	
UT*	8%	45M	$0.4B	
Total	-	2,397M	$20.2B	
WI	15%	184M	$1.6B	Priority States
CT*	12%	65M	$0.8B	
GA	16%	398M	$2.5B	
IN	19%	328M	$2.3B	
KY*	24%	295M	$2.0B	
MI*	19%	351M	$2.9B	
NC*	19%	500M	$3.3B	
NY	13%	180M	$2.2B	
OH	21%	467M	$3.7B	
SC	18%	215M	$1.5B	
Total	-	6,159M	$43.0B	

*State with MRTP Tax Benefit

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VLN® READY TO LAUNCH NEW CAMPAIGN SPECIFICALLY DESIGNED TO EVOKE TRIAL AND REPEAT PURCHASE 8 4 VLN Has Real Competitive Advantages that Support Commercial Success CREATIVE HERE Our recent research produced two very important findings that VLN, and NOT other reduction/cessation products, can take advantage of: Smokers are addicted to the act of smoking, not just nicotine Current cessation messaging and products are perceived negatively and make smokers feel less confident and competent, potentially discouraging reduction and cessation 1 2 Our new campaign is designed to establish this VLN Advantage: Our recent research showed that VLN was the preferred method for smoking reduction because it doesn’t force smokers to quit the behavior “cold turkey.” Reinforce the fact that they don’t have to quit “cold turkey” Optimistically encourage them to try VLN 1 2 3 Inspire confidence and competence Entice them to learn more about VLN and how it can help them 8

CAMPAIGN SUPPORTED THROUGH TARGETED PAID MEDIA Hyper-Targeted Media Blitzes in Rollout Markets Will Reach Prospects through Multiple Digital Touchpoints Generating Top-of-Mind Awareness, VLN Advantage Education and Retail Foot Traffic  Program will run on content that has an age composition of at least 85% age 21+  Combination of online video, large-format display banners and dynamic native ads engage prospects, reinforce brand’s value proposition and increase product credibility  Dollars focused within priority zip-codes based on high concentration of adult consumers and retailers Advanced targeting techniques ensure most efficient programs are in market, strong penetration against key target segments and high message frequency for brand name recognition Campaign success will be measured by a third-party pre/post brand awareness study and retail foot traffic measurements to allow for real-time media optimizations 9

ONGOING ACTIVITY DELIVERS CONTINUOUS ENGAGEMENT Integrated Efforts Will Keep VLN in Front of Consumers and Business Partners with a Consistent Message to Grow the Brand Brand Website Enhanced PR Efforts Brand Community Influencer Revamped website will deliver education, user testimonials, smoking reduction support tools and consistently updated articles to attract consumers and fuel organic search. Interested consumers will receive ongoing communication with news, information and offers to help keep them on their reduction journey with VLN Local market advocates are being engaged to speak out in support of VLN’s mission and product. Proactive media relations underway to create incremental market level paid and earned media opportunities. Currently exploring macro and micro influencers to have a consistent stream of voices helping to educate and establish brand trust. 10

THE PROOF IS IN THE PINNACLE (LAUNCH) Pinnacle is a conventional, premium, store brand cigarette for current adult smokers Sold at a top 5 retail C-store chain, 1,700+ locations across 22 states Leverages national scale distributor also being used for VLN® distribution and stocking Initial sales demonstrated strong share gains on compelling value proposition and consistent availability, even ahead of in-store promotion Demonstrates how XXII’s new distribution can launch VLN® into thousands of key c-store locations within weeks 11 Rapid Rollout to Hundreds of Stores Confirms Rapid Scalability for VLN® Distribution

Advancing pilot programs for additional markets in 2023, including expected:  Switzerland (pilot test) – product shipped for distribution commencing by late May  Japan (pilot test) – product readying for shipment to distributor ahead of test sales commencing in late June 2023  South Korea (updated product) – updated packaging being designed in response to initial market tests, product expected to be shipped to the distributor in Summer 2023 for additional market testing INTERNATIONAL ADVANCEMENT 12 Moving ahead with product sales in Switzerland, Japan, South Korea

IMPROVING MIX TO ENHANCE CAPACITY AND MARGIN 13 Shifting product mix at NASCO to improve operating results Rotating out of lower margin filtered cigar volumes to free capacity for higher margin premium cigarettes Specialty CMO products like Spectrum provide superior margin and more predictable demand patterns VLN® provides premium margin opportunities and will require greater share of capacity as warehouse stocking and retail sales expand throughout 2023 Prioritizing Higher Margin CMO and VLN® Production to Support Increasing Demand

22ND CENTURY GROUP

VLN® CAN BE THE FOUNDATION FOR HARM REDUCTION POLICIES IN THE U.S. AND ABROAD

The science shows a **menthol ban** absent an off-ramp primarily transitions menthol smokers to traditional cigarettes, while a **reduced nicotine mandate** would help all smokers more easily quit smoking or migrate to less toxic products

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FDA continues to advance its scientifically based **menthol ban** and **reduced nicotine content policies,** plus state and local governments are taking direct action

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VLN® Menthol King cigarettes could be the **only** current combustible menthol cigarette potentially **exempt** from the menthol ban.

New Zealand's reduced nicotine mandate takes effect in ~2 years – requires all cigarettes to be 0.8mg/g or less, including test variance

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Seed development program scaled to supply tobacco to the entire New Zealand market – more than 2 billion cigarettes in total



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VLN® PATH TO CASH POSITIVE 2024

Customers and Retailers **WANT** to Access VLN®

Expanded Major Distribution

- Agreements with #1, #2 U.S. c-store distributors accelerates launching thousands of stores across multiple states
- Provides access to stores within days or weeks after retailer agrees to carry VLN® or conventional products
- Adding international activity in South Korea, Japan, Switzerland

Onboarding Top Retail Partners

- Starting from ~500 stores across 2 core states
- Adding Pinnacle to ~1,700 stores in 20+ states during April and May
- Adding 4,000+ VLN® stores in CA, TX and FL starting in May
- Adding regional stores, expanding Smoker Friendly
- Pipeline of 100+ national and regional chains, scheduling launches throughout 2023

New Consumer Campaign

- Designed to inspire confidence, competence and optimism, VLN® provides a new path for smokers to take control and succeed in their reduction goals
- Activating influencers to create a consistent stream of voices supporting smokers' decisions to reduce their habit

Optimizing Operations

- Transitioning capacity away from low margin filtered cigar business
- Scaling higher margin VLN and premium CMO products to meet increased store count and distributor stocking needs
- Upfront investment in sales team driving rapid market penetration and supports new CDMO+D license and distribution agreements

Expanded availability and supportive voices drive trial, repeat purchase and market share, leading to cash positive operations in 2024

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FDA Authorized VLN® Cannabinoid Ingredients, APIs and CDMO Corporate/Financial

Dominant North American position plus broad global footprint in geographic markets targeted for growth  Record ingredient sales quarter after quarter  New CDMO+D model expands revenue and adds value to customers  New extraction unit, production facilities and plant biotechnology by 22nd Century will lead to margin expansion  Contract farming increases biomass availability and stabilizes costs  On track to achieve cash positive operations in first half 2024, including corporate allocation DELIVERING 2023’s HIGH GROWTH PROMISE Ramping Ingredient Volumes, New License and Distribution Agreements, New Facilities 22nd Century’s GVB Biopharma (“GVB”) is transforming the manufacturing and distribution of hemp-derived active ingredients and finished goods in the consumer products, nutraceutical and pharmaceutical industries 17

16,524 26,546 27,912 41,070 68,195 1Q22 2Q22 3Q22 4Q22 1Q23 DRIVING RECORD INGREDIENT SALES VOLUMES Growing Volumes Sets Stage For Return To Internal Production, Margin Recovery GVB bulk ingredient volumes (kgs)  GVB bulk ingredient volumes rising rapidly based on reputation as reliable supplier of consistent, quality extracts  New campus expected to target capacity for 10 million lbs. hemp biomass and 600,000 kg of extracts annually, 100,000 kg dedicated top pharma grade 18

TRANSFORMATIVE NEW CDMO+D MODEL First Two Agreements Signed With Estimated $140 Million Cumulative Sales Value Over Three-year Terms Working with the largest and best-known consumer CBD brands 19 New, single-source model provides complete solution Enhances GVB revenue and margin opportunities with distribution services  Initial agreements with brand leaders like Cookies, Old Pal, and others in process  License covers broad range of hemp derived cannabinoid consumer packaged goods at each brand  Ingredient Supply  White-label manufacturing  Retail category management and distribution  VLN® sales team and channel to place products with retailers seeking innovative, high velocity, high margin, small footprint consumer CBD products

Prineville, Oregon: World-scale crude extraction over 15,000 kg/month at full capacity (operational Q1 2023); New ingredient and production and refinement facility with increased capacity and greater efficiency GVB POSITIONED FOR GLOBAL LEADERSHIP Crude Extraction | Prineville Industry Leading Certifications Position GVB as the Supplier of Choice FDA’s Commitment to Advance Regulatory Standards and Product Recommendations on CBD Use in Consumer and Nutraceutical Products will Further Expand the Market 20 Las Vegas, Nevada: 40,000 sq. ft. CDMO facility used for Private Label/Contract Manufacturing United Kingdom: RXP acquisition creates leadership position in novel foods applications market European Union: Netherlands Distribution provides increased availability to higher margin customers Filed FDA DMF to provide pharmaceutical grade API differentiating GVB distillates and isolates

Continued revenue growth plus improving margin and operating performance will drive hemp/cannabis to cash positive operations in 2024 Operating Performance Enhancement Scale CDMO+D Business Volumes FDA Drug Master File Food & Nutraceuticals Market Expansion HEMP/CANNABIS PATH TO CASH POSITIVE 2024 Rapid scale plus operating enhancements create clear path to profitability  Resume in-house distillate and isolate production  New white label plus distribution agreements establish new business model in industry  Growing number of CBD pharmaceutical trial activities represents new, high-value addressable market  New FDA guidelines will establish enhanced regulatory standards and validate the market 21  New CBD crude extraction and biomass cultivation to drive incremental margin  Scale revenue and increase gross margin across fixed cost base  Completed FDA DMF filing to access pharmaceutical grade market currently dominated by high-cost synthetic products  Deep vertical integration drives further margin opportunity  Robust pipeline of follow-on peer contract opportunities  Extensive certification and standardization capabilities distinguish GVB from smaller producers

FDA Authorized VLN® Cannabinoid Ingredients, APIs and CDMO Corporate/Financial

FIRST QUARTER 2023 FINANCIAL HIGHLIGHTS 1. Gross profit margin is calculated by dividing gross profit by netrevenues. 2. See the tables included in this release for a reconciliation of Adjusted EBITDA (a non-GAAP measure) to net loss. +144% YoY increase in Net Revenues primarily due to GVB acquisition. Net Revenues Gross Profit1 Gross Margin1 Operating Loss Adjusted EBITDA2 1Q 2023 $22.0M $(1.2)M (5.4)% $(17.8)M $(14.7)M 1Q 2022 $9.0M $309K 3.4% $(8.1)M $(6.6)M Introducing 2023 full year revenue outlook for net revenues of $100 million to $105 million:  Net revenues expected to scale steadily through 2023 driven by increased VLN® sales, growing GVB bulk ingredient revenue and new CDMO+D license agreements  Gross profit projected to improve significantly in Q2 2023 and going forward reflecting  higher product mix in tobacco and  return of production capabilities, farming program and new CDMO+D contracts for hemp/cannabis  22nd Century on pace to achieve cash positive business unit operations in 2024 23

22ND CENTURY GROUP

TOBACCO REVENUE & PROFIT BREAKDOWN

	Tobacco	
	1Q 2023	1Q 2022
Unit sales[1]	1.0M	1.4M
Net revenue	$8.9M	$9.0M
Gross profit	$18K	$309K
Gross profit margin[2]	0.2%	3.4%

- Net revenues decreased slightly QoQ reflecting a planned reallocation in production resources at the Company's NASCO facilities away from lower margin filtered cigars to higher margin VLN® and conventional cigarette products
- Gross profit declines QoQ reflecting the transition.

1. Tobacco unit sales volume is measure in cartons
2. Gross profit margin is calculated by dividing gross profit by net revenues
3. Contract manufacturing operations (CMO)

Opportunity in 2023 for additional tobacco net revenue growth and margin expansion:

- New Pinnacle launch scaling rapidly, creating new sales volumes
- Increased sales volume of higher margin CMO cigarette products in place of lower margin filtered cigar volumes
- Accelerated VLN® launch driving increased revenue and margin contribution from premium VLN® products

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22ND CENTURY GROUP

HEMP/CANNABIS REVENUE & PROFIT BREAKDOWN

	Hemp/Cannabis	
	1Q 2023	1Q 2022[2]
Unit sales[1]	68,195	16,524
Net revenue	$13.0M	$7.0M
Gross profit	$(1.2M)	$1.0M

Net revenue growth QoQ primarily driven by:

- Addition of acquired GVB revenue contribution
- Significant GVB organic revenue volume growth QoQ
- 1Q net revenue increased despite 4Q Grass Valley fire
- Strong consumer demand for GVB bulk ingredients and new CDMO opportunities

1. Hemp/cannabis unit sales volume is measured as kilograms.
2. GVB acquisition occurred on May 13, 2022. All prior period results are provided for illustrative purposes only. These pro forma results do not purport to be indicative of the results that would have been obtained, or to be a projection of results that may be obtained in the futures. Refer to our Annual Report on Form 10-K Note 2 of the Consolidated Financial Statements for description of pro forma adjustments as required under U.S. GAAP.

Additional 2023 hemp/cannabis opportunity driven by:

- Organic growth reflecting continued strong customer demand for ingredient volumes and manufacturing support
- Contracted farming to produce internally-sponsored biomass at lower cost
- New CDMO+D license agreements beginning initial distribution activities
- Profit margin expansion reflecting full restoration of GVB extraction capabilities and vertical integration with new Prineville crude extraction facility becoming fully operational

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SUMMARY BALANCE SHEET ITEMS Balance sheet date as of: (in millions) Q1 2023 Year End 2022 Cash and cash equivalents1 $23.7 $21.2 Total assets $124.1 $114.7 Total liabilities $42.7 $18.7 Total shareholders' equity $81.4 $96.0 26 New $21.1M Credit Facility strengthens balance sheet and provides working capital to fund strong growth for both VLN and hemp/cannabis business Collected $5M of casualty loss insurance proceeds from the Grass Valley fire during Q1 23. Anticipated additional business interruption insurance proceeds estimated at approximately $8 million beginning in Q2 23. 1. Cash, cash equivalents, short-term investment securities and restricted cash. Strengthened balance sheet supports growing working capital needs driven by increased VLN® product shipments to multiple national-scale distribution partners as well as strong customer demand for hemp/cannabis bulk ingredients.

Leveraging exceptional VLN® demand into aggressive multi-state commercial launch program 2023: REVENUE GUIDANCE $105 - $110 MILLION Growth Across Both VLN® and Hemp/Cannabis Franchises Tracks to 2024 Cash Positive Operations 27  Launching national scale distribution to support demand from largest C-Store, consumer, and pharmacy chains  Selling VLN® in up to 18 states in 2023 Increased volumes and new market opportunities drive hemp/cannabis growth and margin  Scaling ingredient and CDMO business in U.S. and Europe; launched CDMO+D model  Submitted Drug Master File to FDA to produce and supply APIs for new medical and pharmaceutical industry Confirmed path to cash positive in both tobacco and hemp/cannabis  Executing clearly delineated revenue growth strategies in both business units  Advancing to positive cash flow from hemp/cannabis and VLN® business units in 2024, including corporate overhead

Questions & Answers Q A INVESTOR RELATIONS & MEDIA CONTACT Matt Kreps Investor Relations 22nd Century Group, Inc. +1 -214 -597 -8200 mkreps@xxiicentury.com